EXHIBIT 99.1

RenaissanceRe Announces Estimated Net Negative Impact from Third Quarter 2019 Catastrophe Events

PEMBROKE, Bermuda, October 15, 2019 -- RenaissanceRe Holdings Ltd. (NYSE: RNR) (the “Company” or “RenaissanceRe”) today announced it currently estimates that losses from third quarter 2019 catastrophe events will have an estimated net negative impact of approximately $155 million on its third quarter 2019 results of operations. The estimated losses include Typhoon Faxai and Hurricane Dorian, which will have an estimated net negative impact of approximately $100 million and $55 million, respectively. The Company expects to report modest net income and operating income available to common shareholders for the third quarter of 2019.

On October 12, 2019, Typhoon Hagibis made landfall in Japan with sustained winds of 85 miles per hour and reported gusts over 100 miles per hour. Typhoon Hagibis affected an area of nearly 85,000 square miles, including the region impacted by Typhoon Faxai, causing widespread flooding and damage. The Company is in the preliminary stage of assessing the impact of Typhoon Hagibis, which will be reflected in its fourth quarter financial results.

Kevin J. O’Donnell, CEO of RenaissanceRe, commented: "We extend our sympathies to all those affected by recent catastrophic events and recognize the significant human impact, particularly in the Bahamas and Japan. As always, we hope to improve the resilience and sustainability of communities by supporting recovery and rebuilding efforts through rapid payment of claims and superior service to our customers."

Net negative impact includes the sum of estimates of net claims and claim expenses incurred, earned reinstatement premiums assumed and ceded, lost profit commissions and redeemable noncontrolling interest. The Company’s estimates of net negative impact are based on a review of its potential exposures, preliminary discussions with certain counterparties and catastrophe modeling techniques.

Meaningful uncertainty regarding the estimates and the nature and extent of the losses from these events remains, driven by the magnitude and recent occurrence of each event, the geographic areas in which the events occurred, relatively limited claims data received to date, the contingent nature of business interruption and other exposures, potential uncertainties relating to reinsurance recoveries and other factors inherent in loss estimation, among other things. Accordingly, the Company’s actual net negative impact from the catastrophe events in the third quarter of 2019 may vary from these preliminary estimates, perhaps materially. Updated estimates related to these events will be reflected in RenaissanceRe’s third quarter 2019 results, when reported, and changes in these estimates will be recorded in the period in which they occur.
About RenaissanceRe
RenaissanceRe is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Press Release reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: the frequency and severity of catastrophic and other events that the Company covers; the effectiveness of the Company’s claims and claim expense reserving process; the Company’s ability to maintain its financial strength ratings; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms and providing the coverage that we intended to obtain; the effect of emerging claims and coverage issues; the effects of U.S. tax reform legislation and possible future tax reform legislation and regulations, including changes to the tax treatment of the Company’s shareholders or investors in the Company’s joint ventures or other entities the Company manages; soft reinsurance underwriting market conditions; the Company’s reliance on a small and decreasing number of reinsurance brokers and other distribution services for the preponderance of its revenue; the Company’s exposure to credit loss from counterparties in the normal course of business; the effect of continued challenging economic conditions throughout the world; a contention by the Internal Revenue Service that Renaissance Reinsurance Ltd., or any of the Company’s other Bermuda subsidiaries, is subject to taxation in the U.S.; the success of any of the Company’s strategic investments or acquisitions, including the Company’s ability to manage its operations as its product and geographical diversity increases; the Company’s ability to retain key senior officers and to attract or retain the executives and employees necessary to manage its business; the performance of the Company’s investment portfolio; losses that the Company could face from terrorism, political unrest or war; the effect of cybersecurity risks, including technology breaches or failure on the Company’s business; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s ability to determine the impairments taken on investments; the effects of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the effect of operational risks, including system or human failures; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; foreign currency exchange rate fluctuations; the Company’s ability to raise capital if necessary; the Company’s ability to comply with covenants in its debt agreements; changes to the regulatory systems under which the Company operates, including as a result of increased global regulation of the insurance and reinsurance industries; changes in Bermuda laws and regulations and the political environment in Bermuda; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; aspects of the Company’s corporate structure that may discourage third-party takeovers or other transactions; the cyclical nature of the reinsurance and insurance industries; adverse legislative developments that reduce the size of the private markets the Company serves or impede their future growth; consolidation of competitors, customers and insurance and reinsurance brokers; the effect on the Company’s business of the highly competitive nature of its industry, including the effect of new entrants to, competing products for and consolidation in the (re)insurance industry; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; increasing barriers to free trade and the free flow of capital; international restrictions on the writing of reinsurance by foreign companies and government intervention in the natural catastrophe market; the effect of Organisation for Economic Co-operation and Development or European Union (“EU”) measures to increase the Company’s taxes and reporting requirements; the effect of the vote by the U.K. to leave the EU; changes in regulatory regimes and accounting rules that may impact financial results irrespective of business operations; the Company’s need to make many estimates and judgments in the preparation of its financial statements; risks that the ongoing integration of the TMR Group Entities disrupts or distracts from current plans and operations; the Company’s ability to recognize the benefits of the acquisition of the TMR Group

Entities; and other factors affecting future results disclosed in RenaissanceRe’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
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Investor Contact:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance & Investor Relations
(441) 239-4830

Media Contact:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Marketing & Communications
(441) 239-4932

Kekst CNC
Dawn Dover
(212) 521-4800